Exhibit 10.1
FIRST AMENDMENT
TO
EXCHANGE AND PURCHASE AGREEMENT

This First Amendment to Exchange and Purchase Agreement (this “Amendment”), dated as of June 3, 2024 (the “Effective Date”), is entered into by and between LivePerson, Inc., a Delaware corporation (the “Company”), and Lynrock Lake Master Fund LP (the “Noteholder”). The Company and the Noteholder are collectively referred to herein as the “Parties” and individually as a “Party” as the context may require.

RECITALS

WHEREAS, the Parties have entered into that certain Exchange and Purchase Agreement dated as of May 13, 2024 (the “Agreement”);

WHEREAS, capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement;

WHEREAS, Section 5.9 of the Agreement provides that the Agreement may be modified, amended or supplemented only by a written agreement executed by the Parties; and

WHEREAS, the Parties desire to amend the Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, including the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged and agreed, the Parties hereby agree as follows:

AGREEMENT
1.Amendments to the Agreement. As of the Effective Date, the Agreement is hereby amended as follows:

(a) Section 2.12 of the Agreement shall be amended by adding the following immediately after the last sentence thereof:

“In the event that the Notes, or a beneficial interest therein, are assigned or transferred, in whole or in part, to any Person that controls, is controlled by, or is under common control with, the Noteholder, the Noteholder will cause such assignee or transferee, and any subsequent assignee or transferee, to provide the IRS tax forms and, if such assignee or transferee is claiming the benefits of the exemption for portfolio interest under Section
881(c) of the Code, a U.S. Tax Compliance Certificate.”

(b) Section 4.3 of the Agreement shall be amended and restated in its entirety with the following:

“Corporate Governance. For so long as (i) the Noteholder (together with its Affiliates)
beneficially owns at least $50,000,000 aggregate principal amount of New Secured Notes and/or (ii) the Noteholder (together with its Affiliates) beneficially owns at least 4.99% of the Common Stock as a result of holding the Warrants (regardless of whether they are in-
the-money) (such period when either (i) or (ii), or both (i) and (ii), are true, the
“Corporate Governance Ownership Condition Period”), the Company shall comply with the requirements of Schedule I hereto.”

(c) Section 4.5 of the Agreement shall be amended and restated in its entirety with the following:

“Certain Covenants; Warrants Survival.

(i) For so long as the Noteholder (together with its Affiliates) beneficially owns at least $20,000,000 aggregate principal amount of New Secured Notes (the
“Ownership Condition Period”), the Company shall comply with those certain covenants set forth on Schedule II hereto and acknowledges and agrees that any violation of such covenants shall be a breach and default under this Agreement and the New Secured Notes Indenture, as applicable.

(ii) The Company covenants and agrees that notwithstanding Section 3.01 of the
Indenture, upon the satisfaction and discharge of the Indenture, any Warrants then outstanding shall remain in full force and effect.

The parties may update Schedule II after the date hereof by mutual agreement in writing.”

(d) Article IV of the Agreement is hereby amended by adding new Sections 4.10 and 4.11 as follows:

“Section 4.10 Existing Notes. Neither the Noteholder nor any of its Affiliates shall be permitted to purchase or otherwise hold any Existing Notes without the prior written consent of the Company.”

“Section 4.11 Delivery of Information. If any notice, report or other information that would otherwise be required to be furnished pursuant to the Indenture or any other Indenture Document (as defined in the Indenture) contains material non-public information with respect to the Company or its Affiliates, or the respective securities of the foregoing (“MNPI”), the Company shall, without disclosing the substance of such MNPI, notify the Noteholder that delivery of a notice, report or other information pursuant to the Indenture Documents would result in the delivery of MNPI to the Noteholder (any such notice, an “MNPI Notice”). The Noteholder may either (i) refuse the delivery of such MNPI or (ii) direct the delivery of such MNPI to (x) a designee of the Noteholder (including counsel to the Noteholder), or (y) the Noteholder, pursuant to procedures acceptable to the Noteholder, to ensure compliance with the restrictions imposed by United States securities laws on purchasing or selling securities when in possession of MNPI or from communicating MNPI to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities in reliance on such information. If the Noteholder elects the option under clause (i) of the preceding sentence, such delivery requirement shall be deemed not to apply; and if the Noteholder elects the option under clause (ii) of the preceding sentence, the Company shall promptly deliver to the Noteholder or the designee thereof, as applicable, the information subject to such MNPI Notice.”

(e) Schedule II of the Agreement shall be amended and restated in its entirety in the form of Schedule II attached hereto.

(f) The form of Warrants attached as Exhibit B of the Agreement shall be amended and restated in its entirety in the form of Exhibit B attached hereto.

2.    Limited Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect, and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement or as a waiver of or consent to any further or future action on the part of any Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of similar import, and each reference to the Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Agreement, will mean and be a reference to the Agreement as amended by this Amendment.

3.    Entire Agreement. This Amendment and the Agreement (to the extent amended hereby), including the Transaction Term Sheet and all other schedules, annexes and exhibits hereto or thereto, and the other documents and agreements executed and delivered among the Parties hereto and thereto in connection with the Transactions embody the entire agreement and understanding of the Parties hereto and thereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relating to such subject matter, including, without limitation, any term sheets, emails or draft documents exchanged in connection with the negotiation of the Transactions or otherwise.

4.    Miscellaneous. Each of the following sections of the Agreement are hereby incorporated by reference herein and shall expressly apply to this Amendment: Section 5.1 (Notice); Section 5.4 (Assignment; Binding Agreement); Section 5.5 (Counterparts); Section 5.6 (Remedies Cumulative); Section 5.7 (Governing Law; Jury Trial); Section 5.8 (No Third-Party Beneficiaries or Other Rights); Section 5.9 (Waiver; Consent); Section 5.12 (Headings); and Section 5.13 (Severability; Conflicts).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be executed as of the date first above written.

COMPANY:
LivePerson, Inc.

By: /s/ John Collins
Name: John Collins
Title: Chief Financial Officer and Chief Operating
Officer

NOTEHOLDER:
Lynrock Lake Master Fund LP By: Lynrock Lake
Partners LLC, its general partner

By: /s/ Cynthia Paul
Name: Cynthia Paul
Title: Member

Schedule II[1]

1. The Company shall not amend, supplement or otherwise modify, or permit the amendment, supplementation, waiver or modification of, the following sections of the Indenture without the written consent of the Noteholder:

a.Clause (c) of the definition of “Permitted Indebtedness.”
b.The definitions of “Lynrock” and “Designated Holders,”
c.Section 4.32.
d.The final paragraph of Section 10.02 of the Indenture.

2. The definition of “Required Holders” shall be deemed to include the Noteholder for purposes of (i) the Intercreditor Agreement and (ii) the following sections of the Indenture:

a.Definition of “Intercreditor Agreement.”
b.Clause (b) of the definition of “Permitted Indebtedness.”
c.The definition of “Qualified Cash.”
d.Section 10.02 in respect of any amendments, supplements, waivers or other modifications of (i) Section 4.12 or Section 4.24 of the Indenture (including any component definitions thereof) that are adverse to the Holders or (ii) Section 4.10 or Section 4.11 of the Indenture (including any component definitions thereof) in order to permit the incurrence of additional pari passu secured or junior secured Indebtedness.

3. The Company shall not permit amendments, supplements or other modifications of the
Intercreditor Agreement.

4. The Company shall not amend, supplement or otherwise modify the Indenture to provide for the issuance of any additional Notes.

5. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into any line of business, either directly or through any Subsidiary, except for the businesses in which the Company and its Subsidiaries were engaged on the Original Issue Date or any business similar, related, incidental or ancillary thereto or that constitutes a reasonable extension or expansion thereof.

6. The Company will provide the Noteholder (or its designee) with quarterly written reports in reasonable detail with respect to the amount of the Investments made pursuant to clause (ii) of clause (d) of the definition of “Permitted Investments” and the support therefor, in each case, within ten (10) Business Days after the end of each fiscal quarter (or such later date as the Noteholder may agree in its sole discretion).

7. The Company will provide the Noteholder (or its designee) with monthly written reports in reasonable detail demonstrating compliance with Section 4.24 of the Indenture, in each case, within five (5) Business Days after the end of each month (or such later date as the Noteholder may agree in its sole discretion).

8. The Company will provide the Noteholder (or its designee) with monthly written reports in reasonable detail demonstrating compliance with the use of proceeds of the Notes in accordance with the requirements of clause (ii) of Section 4.32 of the Indenture, in each case, within ten (10) Business Days after the end of each month (or such later date as the Noteholder may agree in its sole discretion).

[1] Capitalized terms used and not defined in this Schedule have the respective meanings assigned to them in that certain Indenture, dated as of June 3, 2024, by and between the Company, the Subsidiary Guarantors from time to time party thereto and U.S. Bank Trust Company, National Association, a national banking association, as trustee and as collateral agent. Each reference to a defined term or section included in the Indenture shall refer to such defined term or section, as the case may be, as in effect on the Original Issue Date, as amended in accordance with the Indenture and this Schedule.

Exhibit B

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.

WARRANT TO PURCHASE COMMON STOCK

Company: LIVEPERSON, INC., a Delaware corporation
Number of Shares of Common Stock: [_____]
Warrant Price: $0.75 per Share
Warrant Certificate No.: [_____]
Issue Date: [_____], 20[_]
Expiration Date: [_____], 20[_]

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, Lynrock Lake Master Fund LP, a Cayman Islands exempted limited partnership (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase up to the number of duly authorized, validly issued, fully paid and non-assessable shares (the “Shares”) of the above-stated common stock (the “Common Stock”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

SECTION 1. EXERCISE

1.1    Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company, in any of the manners permitted by Section 5.5, the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1, and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased (rounded up to the nearest whole penny). Notwithstanding any contrary provision herein, in no event shall Holder be required to surrender or deliver an ink-signed paper copy of this Warrant or the Notice of Exercise in connection with its exercise hereof or of any rights hereunder, nor shall Holder be required to surrender or deliver a paper or other physical copy of this Warrant or a paper or other physical copy of the Notice of Exercise in connection with any exercise hereof (in each case, delivery by electronic mail being sufficient).

1.2    Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1 (a “Cashless Exercise”), Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of duly authorized, validly issued, fully paid, and non-assessable Shares as are computed using the following formula:

X = Y(A-B)/A
where:
X = the number of Shares to be issued to the Holder;

Y = the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A = the Fair Market Value of one Share; and

B = the Warrant Price.

1.3    Fair Market Value. “Fair Market Value” shall mean: (a) with respect to the Common Stock or any other security that is then listed on a national stock exchange, the closing price or last sale price of such security reported for the business day immediately prior to the applicable date of determination; (b) with respect to the Common Stock or any other security that is not listed on a national stock exchange but is then quoted on the National Association of Securities Dealers, Inc. OTC Bulletin Board or such similar exchange or association, the closing price or last sale price of a share or unit of such security thereon reported for the business day immediately prior to the applicable date of determination; or (c) if neither of the foregoing applies, as jointly determined by the board of directors of the Company and Holder; provided, that if the parties are unable to reach agreement within a reasonable period of time, then such fair market value determination shall be determined by a nationally recognized investment banking, accounting or valuation firm that is not affiliated with the Company or Holder, in which case, the determination of such firm shall be final and conclusive (and the fees and expenses of such valuation firm shall be borne by the Company).

1.4    Delivery of Certificate and New Warrant. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.5    Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.6    Treatment of Warrant Upon Acquisition of Company.

(a)    Acquisition. For the purpose of this Warrant, “Acquisition” means any transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company; (ii) any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization or recapitalization, in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation, reorganization, or recapitalization, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation, reorganization, or recapitalization; (iii) any, direct or indirect, purchase offer, tender offer or exchange offer is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding shares of Common Stock; or (iv) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another person or group of related persons (as defined in Rule 13d-5(b)(1) promulgated under the Exchange Act) whereby such other person or group acquires 50% or more of the Company’s then-outstanding total voting power.

(b)    Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), and the Fair Market Value of one Share would be greater than the Warrant Price in effect on such date immediately prior to such Cash/Public Acquisition, and Holder has not exercised this Warrant pursuant to Section 1.1 above as to all Shares, then this Warrant shall automatically be deemed to be Cashless Exercised pursuant to Section 1.2 above as to all Shares effective immediately prior to and contingent upon the consummation of a Cash/Public Acquisition; provided, however, that to the extent such exercise would violate the limitations on exercise set forth in Section 1.7, the Company must arrange for any Excess Exercise Shares (as defined herein) to be redeemed for cash instead for an amount equal to (i) the Fair Market Value of one Share, minus (ii) the then effective Warrant Price. In connection with such Cashless Exercise, Holder shall be deemed to have restated each of the representations and warranties in Section 4 of the Warrant as of the date thereof and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon exercise and, to the extent applicable, the amount of cash to be paid in respect of redeemed Excess Exercise Shares. In the event of a Cash/Public Acquisition where the Fair Market Value of one Share would be less than the Warrant Price in effect immediately prior to such Cash/Public Acquisition, then, contingent upon the consummation of such Cash/Public Acquisition, this Warrant will expire immediately prior to the consummation of such Cash/Public Acquisition. The Company shall not effect any Cash/Public Acquisition unless the material definitive agreement governing such transaction shall provide for the redemption of any Excess Exercise Shares as set forth in this Section 1.6(b).

(c)    Upon the closing of any Acquisition other than a Cash/Public Acquisition, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant, and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to ensure that the provisions of this Warrant shall thereafter be applicable, as nearly as possible, to any securities and/or other property thereafter acquirable upon exercise of this Warrant. The provisions of this Section 1.6(c) shall similarly apply to successive Acquisitions. The Company shall not effect any such Acquisition unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such Acquisition shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such securities and/or other property that, in accordance with the foregoing provisions, Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 1.6(c), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights set forth in Section 1 (subject to the limitations set forth in Section 1.7) instead of giving effect to the provisions contained in this Section 1.6(c) with respect to this Warrant.

(d)    Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company, a Cash/Public Acquisition, or any other transaction, such exercise may at the election of the Holder be conditioned upon the consummation of such offering or transaction, as applicable, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

(e)    As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded on the Nasdaq Stock Market LLC or on another United States national or regional securities exchange, and (iii) following the closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise or convert this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the issuance of this Warrant, if exercised pursuant to Cashless Exercise (or six (6) months beyond the exercise of this Warrant, if exercised for cash).

1.7    Limitations on Exercise.

(a)    Notwithstanding anything to the contrary, the Company shall not effect the exercise of any portion of this Warrant for Shares, Holder shall not have the right to exercise any portion of this Warrant for Shares, and any such exercise shall be null and void ab initio and treated as if never made, to the extent that after giving effect or immediately prior to such exercise of the Warrant for Shares, Holder (x) together with the other Attribution Parties (as defined below), collectively would beneficially own in excess of 4.99% of the number of shares of Common Stock issued and outstanding immediately after giving effect to such exercise of this

Warrant for Shares or (y) would, for purposes of Section 871(h)(3)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), be deemed to own, directly indirectly or by attribution (in accordance with the attribution rules set forth in Sections 871(h)(3)(C) and 881(c) of the Code, beneficially or of record, in excess of 4.99% of the number of shares of Common Stock issued and outstanding immediately after giving effect to such exercise of this Warrant for Shares (the “Maximum Percentage”). For purposes of clause (x) of the definition of Maximum Percentage, the aggregate number of shares of Common Stock beneficially owned by Holder and the other Attribution Parties shall include the number of shares of Common Stock held by Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, unexercised portion of this Warrant beneficially owned by such Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible preferred stock or warrants) beneficially owned by such Holder or any of the Attribution Parties subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1.7. For purposes of clause (x) above, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Notice of Exercise from Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Notice of Exercise would otherwise cause such Holder’s beneficial or deemed ownership under clause (x) or clause (y) above, as determined pursuant to this Section 1.7, to exceed the Maximum Percentage, such Holder must notify the Company of a reduced number of shares of Common Stock to be delivered pursuant to such Notice of Exercise. Upon delivery of a written notice to the Company, Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage of such Holder to any other percentage not in excess of 9.99% as specified in the notice; provided that (i) any increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to Holder and its Attribution Parties, and not to any other holder of a warrant. As used herein, “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including any funds, feeder funds or managed accounts, currently, or from time to time after the date hereof, directly or indirectly managed or advised by Holder’s investment manager or any of its affiliates or principals, (ii) any direct or indirect affiliates of Holder or any of the foregoing, (iii) any Person acting or who would be deemed to be acting as a Section 13(d) group together with Holder and any of the foregoing and (iv) any other Persons whose beneficial ownership of the Common Stock would be aggregated with Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Act.

(b)    Any portion of an exercise that would result in the issuance of Shares in excess of the Maximum Percentage (“Excess Exercise Shares”) shall be cancelled and treated as null and void ab initio.

(c)    In any case in which the exercise of this Warrant for Shares would result in Holder, together with the other Attribution Parties, collectively beneficially owning shares of Common Stock in excess of the Maximum Percentage, the Company shall issue to Holder the number of shares of Common Stock that would result in Holder beneficially owning, together with the other Attribution Parties, as approximately equal to the Maximum Percentage as possible without the Company issuing any fractional shares of Common Stock.

(d)    In furtherance of this Section 1.7, upon written request of Holder, the Company shall within one (1) business day confirm in writing the number of shares of Common Stock then issued and outstanding.

(e)    The provisions of this Section 1.7 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to the extent necessary or desirable to properly give effect to the Maximum Percentage.

(f)    For purposes of clarity, the shares of Common Stock issuable to Holder pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by Holder for any purpose, including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

(g)    The limitations contained in this paragraph may not be waived and shall apply to a successor holder of the Warrant.

SECTION 2. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

2.1    Adjustments to Warrant Price. The Warrant Price shall be subject to adjustment (without duplication) upon the occurrence of any of the following events:

(a)    The issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision, combination or reclassification of the outstanding shares of Common Stock into a greater or smaller number of shares, in which event the Warrant Price shall be adjusted based on the following formula:

N0
W1 = W0 x --------
N1

where:

W1 =    the Warrant Price in effect immediately after the Open of Business on (i) the Ex-
Date in the case of a dividend or distribution or (ii) the effective date in the case of a subdivision, combination or reclassification;

W0 =    the Warrant Price in effect immediately prior to the Open of Business on (i) the
Ex-Date in the case of a dividend or distribution or (ii) the effective date in the case of a subdivision, combination or reclassification;

N0 =    the number of shares of Common Stock outstanding immediately prior to the
Open of Business on (i) the Ex-Date in the case of a dividend or distribution or
(ii) the effective date in the case of a subdivision, combination or reclassification;
and
N1 =    the number of shares of Common Stock equal to (i) in the case of a dividend or distribution, the sum of the number of shares outstanding immediately prior to the
Open of Business on the Ex-Date for such dividend or distribution plus the total number of shares issued pursuant to such dividend or distribution or (ii) in the case of a subdivision, combination or reclassification, the number of shares outstanding immediately after such subdivision, combination or reclassification.

Such adjustment shall become effective immediately after the Open of Business on (i) the Ex-Date in the case of a dividend or distribution or (ii) the effective date in the case of a subdivision, combination or reclassification. If any dividend or distribution or subdivision, combination or reclassification of the type described in this Section 2.1(a) is declared or announced but not so paid or made, the Warrant Price shall again be adjusted to the Warrant Price that would then be in effect if such dividend or distribution or subdivision, combination or reclassification had not been declared or announced, as the case may be.

(b)    The issuance to all holders of Common Stock of shares of Common Stock (or Derivative Securities) at an Effective Consideration per share that is below the Fair Market Value of a share of Common Stock on the Trading Day immediately preceding the date of the announcement of such issuance, in which event the Warrant Price will be adjusted based on the following formula:

N0 + C/M
W1 = W0 x -------------
N0 + NA

where:

W1 =    the Warrant Price in effect immediately after the Open of Business on the Ex-Date for such issuance;

W0 =    the Warrant Price in effect immediately prior to the Open of Business on the Ex-
Date for such issuance;

N0 =    the number of shares of Common Stock outstanding immediately prior to the
Open of Business on the Ex-Date for such issuance;

NA =    the number of shares of Common Stock issued and, if applicable, issuable upon exercise, conversion or exchange of any Derivative Securities assuming full physical settlement;

C =    the total consideration receivable by the Company on issuance and, if applicable, the exercise, conversion or exchange of any Derivative Securities assuming full physical settlement; and

M =    the Closing Sale Price of a share of Common Stock on the Trading Day immediately preceding the date of the announcement of such issuance.

Such adjustment shall become effective immediately after the Open of Business on the Ex-Date for such issuance. In the event that an issuance of such Common Stock or Derivative Securities is announced but such Common Stock or Derivative Securities are not so issued, the Warrant Price shall again be adjusted to be the Warrant Price that would then be in effect if the Ex-Date for such issuance had not occurred. If the application of this Section 2.1(b) to any issuance would result in an increase in the Warrant Price, no adjustment shall be made for such issuance under this Section 2.1(b).

(c)    The issuance of shares of Common Stock (or Derivative Securities) at an Effective Consideration that is less than the Warrant Price in effect immediately prior to the Open of Business on the date of such issuance, in which event the Warrant Price will be adjusted based on the following formula:

N0 + C/W0
W1 = W0 x -------------
N0 + NA

where:

W1 =    the Warrant Price in effect immediately after the Open of Business on the date of such issuance;

W0 =    the Warrant Price in effect immediately prior to the Open of Business on the date of such issuance;

N0 =    the number of shares of Common Stock outstanding immediately prior to the
Open of Business on the date of such issuance;

NA =    the number of shares of Common Stock issued and, if applicable, issuable upon exercise, conversion or exchange of any Derivative Securities assuming full physical settlement; and

C =    the total consideration receivable by the Company on issuance and, if applicable, the exercise, conversion or exchange of any Derivative Securities assuming full physical settlement.

Such adjustment shall become effective immediately after the Open of Business on the date of such issuance. In the event that an issuance of such Common Stock or Derivative Securities is announced but such Common Stock or Derivative Securities are not so issued, the Warrant Price shall again be adjusted to be the Warrant Price that would then be in effect if the issuance had not occurred. If the application of this Section 2.1(c) to any issuance would result in an increase in the Warrant Price, no adjustment shall be made for such issuance under this Section 2.1(c).

(d)    The issuance as a dividend or distribution to all holders of Common Stock of shares of capital stock, evidences of indebtedness, shares of capital stock (other than Common Stock) or other securities, cash or other property (excluding any dividend or distribution covered by Section 2.1(a) or Section 2.1(b)), in which event the Warrant Price will be adjusted based on the following formula:
M - FMV
W1 = W0 x ---------------
     M
where:

W1 =    the Warrant Price in effect immediately after the Open of Business on the Ex-Date for such dividend or distribution;

W0 =    the Warrant Price in effect immediately prior to the Open of Business on the Ex-
Date for such dividend or distribution;

M =    the Fair Market Value of a share of Common Stock on the Trading Day immediately preceding the Ex-Date for such dividend or distribution; and

FMV =    the Fair Market Value of the portion of such dividend or distribution applicable to one share of Common Stock on the Trading Day immediately preceding the Ex-
Date for such dividend or distribution.

Such decrease shall become effective immediately after the Open of Business on the Ex-Date for such dividend or distribution. In the event that such dividend or distribution is declared or announced but not so paid or made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such distribution had not been declared or announced.

However, if the transaction that gives rise to an adjustment pursuant to this Section 2.1(d) is one pursuant to which the payment of a dividend or other distribution on Common Stock consists of shares of capital stock of, or similar equity interests in, a subsidiary of the Company or other business unit of the Company (i.e., a spin-off) that are, or, when issued, will be, traded or quoted on The Nasdaq Stock Market LLC or any other national or regional securities exchange or market, then the Warrant Price will instead be adjusted based on the following formula:

M0
W1 = W0 x --------------
M0 + FMV0

where:

W1 =    the Warrant Price in effect immediately after the Open of Business on the Ex-Date for such dividend or distribution;

W0 =    the Warrant Price in effect immediately prior to the Open of Business on the Ex-Date for such dividend or distribution;

FMV0 =    the average of the Fair Market Values of the capital stock or similar equity interests distributed to holders of Common Stock applicable to one share of
Common Stock over the 10 consecutive Trading Days commencing on, and including, the third Trading Day following the effective date of such spin-off (the
“Valuation Period”); and

M0 =    the average of the Fair Market Values of the Common Stock over the Valuation
Period for such dividend or distribution.

Such decrease shall be made immediately after the Close of Business on the last Trading Day of the Valuation Period for such dividend or distribution, but shall be given effect immediately after the Open of Business on the Ex-Date for such dividend or distribution; provided that in respect of any exercise during the Valuation Period, references to 10 consecutive Trading Days in the definition of Valuation Period shall be deemed replaced with such lesser number of Trading Days as have elapsed commencing on, and including, the third Trading Day following the effective date of such spin-off and the exercise date in determining the applicable Warrant Price. In the event that such dividend or distribution is declared or announced but not so paid or made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such distribution had not been declared or announced.

(e)    The payment in respect of any tender offer or exchange offer by the Company for Common Stock, where the cash and fair value of any other consideration included in the payment per share of the Common Stock exceeds the Fair Market Value of a share of Common Stock on the Trading Day immediately following the expiration date of the tender or exchange offer (the “Offer Expiration Date”), in which event the Warrant Price will be adjusted based on the following formula:

    N0 x P
W1 = W0 x ---------------
A + (P x N1)

where:

W1 =    the Warrant Price in effect immediately after the Close of Business on the Offer
Expiration Date;

W0 =    the Warrant Price in effect immediately prior to the Close of Business on the
Offer Expiration Date;

N0 =    the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer (prior to giving effect to the purchase or exchange of shares);

N1 =    the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer (after giving effect to the purchase or exchange of shares);

A =    the aggregate cash and fair value of any other consideration payable for shares of
Common Stock purchased in such tender offer or exchange offer; and

P =    the Fair Market Value of a share of Common Stock on the Trading Day immediately following the Offer Expiration Date.

An adjustment, if any, to the Warrant Price pursuant to this clause (e) shall become effective immediately after the Close of Business on the Offer Expiration Date. In the event that the Company or a subsidiary of the Company is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such tender offer or exchange offer had not been made. If the application of this Section 2.1(e) to any tender offer or exchange offer would result in an increase in the Warrant Price, no adjustment shall be made for such tender offer or exchange offer under this Section 2.1(e).

(f)    If any single action would require adjustment of the Warrant Price pursuant to more than one subsection of this Section 2.1, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest, relative to the rights and interests of the registered holders of the Warrants then outstanding, absolute value.

(g)    The Company may from time to time, to the extent permitted by law and subject to applicable rules of the principal U.S. national securities exchange on which the Common Stock is then listed, decrease the Warrant Price and/or increase the number of Shares issuable upon the exercise of this Warrant by any amount for any period of at least 20 days. In that case, the Company shall give Holder at least 15 days’ prior notice of such increase or decrease, and such notice shall state the decreased Warrant Price and/or increased number of shares for which the Warrant may be exercised and the period during which the decrease and/or increase will be in effect. The Company may make such decreases in the Warrant Price and/or increases in the number of Shares for which the Warrant may be exercised, in addition to those set forth in this Section 2.1, as the Company’s Board of Directors deems advisable, including to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. For the avoidance of doubt, any increase to the Shares issuable upon exercise of this Warrant or decrease to the Warrant Price made pursuant to this Section 2.1(g) shall not alter the application of the restrictions on exercise set forth in Section 1.7, which shall remain in full force and effect in accordance with their terms.

(h)    Notwithstanding this Section 2.1 or any other provision of this Warrant, if a Warrant Price adjustment becomes effective on any Ex-Date, and Holder exercised its Warrants on or after such Ex-Date and on or prior to the related Record Date would be treated as the record holder of the Common Stock on or prior to the Record Date, then, notwithstanding the Warrant Price adjustment provisions in this Section 2.1, the Warrant Price adjustment relating to such Ex-Date will not be made. Instead, Holder will be treated as if such holder were the record owner of shares of Common Stock on an un-adjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(i)    Effect of Certain Events on Adjustment to the Warrant Price. For purposes of determining the adjusted Warrant Price under Section 2.1, the following shall be applicable:

(1)    Issuance of Options. If the Company shall, at any time or from time to time after the Issue Date, in any manner, grant or sell (whether directly or by assumption in a merger or otherwise) any Derivative Securities, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price under Section 2.1), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 2.1) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of all such Options, plus (y) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z) in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of all such Convertible Securities and the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options. Except as otherwise provided in Section 2.1(i)(3), no further adjustment of the Warrant Price shall be made upon the actual issuance of Common Stock or of Convertible Securities upon exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities issuable upon exercise of such Options.

(2)    Issuance of Convertible Securities. If the Company shall, at any time or from time to time after the Issue Date, in any manner, grant or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding for purposes of adjusting the number of
Shares pursuant to Section 2.1), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 2.1) of (x) the total amount, if any, received or receivable by the
Company as consideration for the granting or sale of such Convertible Securities, plus (y)
the minimum aggregate amount of additional consideration, if any, payable to the
Company upon the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Section
2.1(i)(3), no further adjustment of the Warrant Price shall be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities or by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the number of Shares have been made pursuant to the other provisions of this Section 2.1(i).

(3)    Change in Terms of Derivative Securities. Upon any change in any of (A) the total amount received or receivable by the Company as consideration for the granting or sale of any Derivative Securities referred to in Section 2.1(i)(1) or Section 2.1(i)(2)
hereof, (B) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of any Options or upon the issuance, conversion or exchange of any Convertible Securities referred to in Section 2.1(i)(1) or Section 2.1(i)(2)
hereof, (C) the rate at which Convertible Securities referred to in Section 2.1(i)(1) or
Section 2.1(i)(2) hereof are convertible into or exchangeable for Common Stock, or (D)
the maximum number of shares of Common Stock issuable in connection with any
Options referred to in Section 2.1(i)(1) hereof or any Convertible Securities referred to in
Section 2.1(i)(2) hereof (in each case, other than in connection with any issuance or sale of shares of Common Stock issued upon the exercise or conversion of this Warrant), then
(whether or not the original issuance or sale of such Derivative Securities resulted in an adjustment to the Warrant Price pursuant to this Section 2.1) the Warrant Price at the time of such change shall be adjusted or readjusted, as applicable, to the Warrant Price which would have been in effect at such time pursuant to the provisions of this Section 2.1 had such Derivative Securities still outstanding provided for such changed consideration, conversion rate, or maximum number of shares, as the case may be, at the time initially granted, issued, or sold, but only if as a result of such adjustment or readjustment, the
Warrant Price is decreased.

(4)    Treatment of Expired or Terminated Derivative Securities. Upon the
expiration or termination of any unexercised Option (or portion thereof) or any unconverted or unexchanged Convertible Security (or portion thereof) for which any adjustment (either upon its original issuance or upon a revision of its terms) was made pursuant to this Section 2.1 (including without limitation upon the redemption or purchase for consideration of all or any portion of such Option or Convertible Security by the Company), the Warrant Price shall forthwith be changed pursuant to the provisions of this Section 2.1 to the Warrant Price which would have been in effect at the time of such expiration or termination had such unexercised Option (or portion thereof) or unconverted or unexchanged Convertible Security (or portion thereof), to the extent outstanding immediately prior to such expiration or termination, never been issued.

(5)    Calculation of Consideration Received. If the Company shall, at any time or from time to time after the Issue Date, issue or sell, or is deemed to have issued or sold in accordance with Section 2.1(i), any shares of Common Stock, Options, or Convertible
Securities: (A) for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor; (B) for consideration other than cash, the amount of the consideration other than cash received by the Company shall be the Fair
Market Value of such consideration; (C) for no specifically allocated consideration in connection with an issuance or sale of other securities of the Company, together comprising one integrated transaction, the amount of the consideration therefor shall be deemed to have been issued without consideration; or (D) to the owners of the non-
surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market
Value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options, or Convertible Securities, as the
case may be, issued to such owners. The Board of Directors of the Company shall determine the net amount of any cash consideration in its reasonable good faith judgment and the Fair Market Value of any consideration other than cash shall be determined in accordance with the definition thereof.

(6)    Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the
Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Company and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Section 2.1.

(7)    Other Dividends and Distributions. Subject to the provisions of this Section 2.1(i), if the Company shall, at any time or from time to time after the Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Options, or Convertible Securities in respect of outstanding shares of Common Stock), cash, or other property, then, and in each such event, provision shall be made so that the Holder shall receive upon exercise or conversion of this Warrant, in addition to the number of Shares receivable thereupon, the kind and amount of securities of the Company, cash, or other property which the Holder would have been entitled to receive had the Warrant been exercised or converted in full into Shares on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the exercise date, retained such securities, cash, or other property receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 2.1 with respect to the rights of the Holder.

(8)    Existing Derivative Securities. For the avoidance of doubt, any changes to the terms of any Derivative Securities outstanding on or prior to the date hereof shall also be subject to the foregoing clause (3) as if such prior-existing Derivative Securities were issued immediately after this Warrant (i.e., resulting in appropriate adjustments, as applicable, to the Warrant Price in accordance with this Section 2.1). Without limiting the foregoing, it is acknowledged and agreed that for purposes of calculating the initial number of Shares issuable upon exercise of this Warrant, the Company and Holder agreed to only take into account out-of-the-money stock options to purchase one million shares of Common Stock (the remaining, disregarded out-of-the-money stock options outstanding on the Issue Date, the “Disregarded Options”). For the avoidance of doubt, upon any amendments to the terms of the Disregarded Options that would result in either (x) the strike price thereof with respect to one share of Common Stock being less than the then current Fair Market Value of one share of Common Stock or (y) the strike price thereof with respect to one share of Common Stock being less than the Warrant Price, (I) the Warrant Price at the time of such change shall be adjusted to the Warrant Price which would have been in effect at such time pursuant to the provisions of this Section 2.1 as if such Disregarded Options had been issued at a zero strike immediately after this Warrant

(i.e., resulting in appropriate adjustments, as applicable, to the Warrant Price in accordance with this Section 2.1) and (II) the Warrant Price shall be further readjusted to give incremental effect to the changes called for by this Section 2.1 on account of the actual amendment itself (together with any other amendments to the terms of such options from and after the Issue Date) (i.e., at that time, Holder shall benefit from the incremental adjustments attributable to all of the amendments to the terms of all of the options outstanding on the Issue Date, including the Disregarded Options), and any amendments thereafter will continue to be subject to the terms of this Section 2.1, including clause (3) and this clause (8).

2.2    Adjustments to Number of Warrants. Concurrently with any adjustment to the
Warrant Price under Section 2.1, the number of Shares will be adjusted to be equal to the number of Shares immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the Warrant Price in effect immediately prior to such adjustment and (ii) the denominator of which is the Warrant Price in effect immediately following such adjustment.

2.3    Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Common Stock are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.3 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

2.4    Purchase Rights. In addition to any adjustments pursuant to Section 2.1 above, if at any time the Company grants, issues, or sells any shares of Common Stock, Options, Convertible Securities, or rights to purchase stock, warrants, securities, or other property, in each case, pro rata to the record holders of Common Stock (the “Purchase Rights”), then the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder would have acquired if the Holder had held the number of Shares acquirable upon complete exercise or conversion of this Warrant immediately before the date on which a record is taken for the grant, issuance, or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue, or sale of such Purchase Rights; provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage. Anything herein to the contrary notwithstanding, the Holder shall not be entitled to the Purchase Rights granted herein with respect to any issuance or sale of shares of Common Stock issued upon the exercise or conversion of this Warrant.

2.5    Successor upon Consolidation, Merger and Sale of Assets.

(a)    The Company may not consolidate or merge with, or sell, lease, convey or otherwise transfer in one transaction or a series of related transactions all or substantially all of the consolidated assets of the Company and its subsidiaries to, any other Person (a “Fundamental Change”) unless the Company is the surviving corporation or the Company requires, as a necessary condition to the consummation of such transaction, that:

(1)    the successor to the Company assumes all of the Company’s
obligations under this Warrant; and

(2)    the successor to the Company provides written notice of such assumption to Holder.

(b)    In case of any such Fundamental Change, such successor entity shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company.

2.6    No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the Fair Market Value of a full Share, less (ii) the then-effective Warrant Price.

2.7    Notice/Certificate as to Adjustments. Upon the happening of any event requiring an adjustment of the Warrant Price, Common Stock and/or number of Shares issuable upon exercise of this Warrant, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, class and number of Shares in effect upon the date of such adjustment.

2.8    No Impairment. The Company shall not, directly or indirectly, by amendment of its Certificate of Incorporation or other governing or organizational documents, or through reorganization, consolidation, merger, dissolution, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment.

2.9    Notwithstanding any other provision hereof, the Warrant Price shall not be less than zero as a result of any adjustment hereunder, action, event or otherwise.

2.10    Certain Definitions. For purposes of this Section 2, the following terms shall have their respective meanings set forth below:

“Close of Business” means 5:00 p.m., New York City time.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable or exercisable for shares of Common Stock (excluding Options).

“Derivative Securities” means any Options or Convertible Securities.

“Effective Consideration” means the amount paid or payable to acquire shares of
Common Stock (or in the case of Convertible Securities, the amount paid or payable to acquire the Convertible Security, if any, plus the exercise price for the underlying
Common Stock).

“Ex-Date” (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Fair Market Value of such Common Stock was obtained without the right to receive such issuance or distribution, and (ii) when used with respect to any subdivision, split, combination or reclassification of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision, split, combination or reclassification becomes effective.

“Open of Business” means 9:00 a.m., New York City time.

"Options” means any warrants or other rights or options to subscribe for or purchase
Common Stock.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Company’s Board of
Directors or by statute, contract or otherwise).

“Trading Day” is any day during which trading in securities generally occurs on The
Nasdaq Stock Market LLC or, if the Common Stock is not listed on The Nasdaq Stock
Market LLC, on the principal United States national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a United
States national or regional securities exchange, on the principal other market (including any over-the-counter market or quotation system) on which the Common Stock is then traded or, if none of the foregoing apply, on any day that is not a Saturday, Sunday or other day that financial institutions are required to be closed in New York, New York.

SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1    Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a)    The number of Shares first set forth above, together with the corresponding notional number of Shares underlying that certain Warrant No. 0002, dated as of the date hereof, issued by the Company to Holder (the “Cash Settlement Warrant”), represents not less than 11% of the Company’s Common Stock, on a fully diluted basis after giving effect to the issuance of the Warrant, together with any other derivative instruments or other rights to acquire Common Stock, assuming full physical settlement and without regards to any restrictions or limitations on exercise or conversion or as to whether such rights or derivatives are in the money (but including only 1,000,000 of the out-of-the-money employee stock options existing as of the execution of the Exchange and Purchase Agreement, excluding the shares issuable underlying the Existing Other Notes and the New Secured Notes and including, solely for these purposes, the Shares notionally associated with the Cash Settlement Warrant), on and as of the Issue Date. As used herein, “Exchange and Purchase Agreement” means that certain Exchange and Purchase Agreement, dated as of May 13, 2024, by and between the Company and Holder; “Existing Notes” means the 0% Convertible Senior Notes due 2026 issued pursuant to that certain Indenture, dated as of December 4, 2020, by and between the Company, as issuer thereunder, and U.S. Bank Trust Company, National Association (formerly U.S. Bank National Association), as trustee; “Existing Other Notes” means the Existing Notes not subject to the exchange contemplated by the Exchange and Purchase Agreement; and “New Secured Notes” means the First Lien Convertible Senior Notes due 2029 issued pursuant to that certain Indenture, dated June 3, 2024, by and between the Company, the subsidiary guarantors party thereto from time to time and U.S. Bank Trust Company, National Association, as Trustee and Collateral Agent.

(b)    This Warrant is (and any warrant issued in substitution hereof will be), upon issuance, duly authorized, validly issued, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. All Shares which may be issued upon the exercise of this Warrant (and any warrant issued in substitution hereof) shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any person or entity, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of Common Stock and other securities as will be sufficient to permit the exercise in full of this Warrant, and further covenants that it shall not cause or permit the stated par value of the Shares or other instruments or securities for which the Warrant is exercisable to exceed $0.001.

(c)    The Company’s capitalization table delivered to Holder as of the Issue
Date is true and complete as of the Issue Date.

(d)    The par value of one share of Common Stock as of the Issue Date is
$0.001 per share.

3.2    Notice of Certain Events. In the event:

(a)    that the Company shall take a record of the holders of its Common Stock
(or other capital stock or securities or securities at the time issuable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution (whether in cash, property, stock, or other securities and whether or not a regular cash dividend), to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities or to receive any other security;

(b)    of any capital reorganization of the Company, any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Common Stock, any consolidation or merger of the Company with or into another Person, or a sale of all or substantially all of the Company’s assets to another Person or any anticipated change in the Company’s listing status, whether voluntary or involuntary; or

(c)    of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in connection with each such event, the Company shall give Holder:

(1)    in the case of the matters referred to in (a) above, at least ten (10) business days’ prior written notice of the earlier to occur of the effective date thereof or the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Common Stock will be entitled thereto) or for determining rights to vote, if any; and

(2)    in the case of the matters referred to in (b) or (c) above at least ten (10) business days’ prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Common Stock will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event and such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such event giving rise to the notice).

The Company will also provide information reasonably requested by Holder from time to time, within a reasonable time following each such request, that is reasonably necessary to enable Holder to comply with Holder’s accounting and reporting requirements.

SECTION 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

4.1    Purchase for Own Account. This Warrant and the Shares to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2    Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3    Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4    Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5    The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

4.6    No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant.

SECTION 5. MISCELLANEOUS.

5.1    Term and Automatic Cashless Exercise Upon Expiration.

(a)    Term. Subject to the provisions of Section 1.6 above and Section 5.1(b) below, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Eastern time, on the Expiration Date and shall be void thereafter.

(b)    Automatic Cashless Exercise upon Expiration. In the event that, immediately prior to the expiration of the Warrant, the Fair Market Value of one Share (or other security issuable upon the exercise hereof) is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised (or such lesser amount for which it may be exercised in accordance with limitations on exercise set forth in Section 1.7), and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

5.2    Legends. The Shares shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
“ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT (1)
PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR
(2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
ACT, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE
TRANSFERRED.

5.3    Compliance with Securities Laws on Transfer. This Warrant and the Shares
issued or issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to any Affiliate of Holder; provided, that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

5.4    Transfer Procedure. Subject to the provisions of Section 5.3 and upon providing the Company with written notice, Holder may transfer all or part of this Warrant or the Shares issued upon exercise of this Warrant (or the securities issued upon conversion of the Shares, if any) to any Affiliate or other transferee; provided, however, in connection with any such transfer, Holder will give the Company notice of the portion of the Warrant and/or Shares (and/or securities issued upon conversion of the Shares, if any) being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable) and the transferee shall agree to be bound by all of the terms and conditions of this Warrant as a precondition to any such transfer.

For purposes of this Warrant, “Affiliate” shall mean, with respect to any individual, trust, estate, corporation, partnership, limited liability company or any other incorporated or unincorporated entity (“Person”), any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person, or any general partner, managing member, officer, director, trustee, limited partner, member or stockholder of such first Person, or any venture capital fund or other investment fund now or hereafter existing that is controlled by one (1) or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such first Person. As used in this definition, “control” (including, with correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract, or otherwise).

5.5    Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) business day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient (or in the case of electronic mail, in the absence of any “bounce-back,” “delivery failed” or similar automated feedback indicating rejection of the electronic mail or failure of delivery), or (iv) on the first (1st) business day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5; provided, however, that all notices to Holder must also be delivered via electronic mail in order to be effective (and shall only be effective in the absence of any of any “bounce-back,” “delivery failed” or similar automated feedback indicating rejection of the electronic mail or failure of delivery). All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

Lynrock Lake Master Fund LP
Attn: Cynthia Paul; Michael Manley; Operations
Email: cp@lynrocklake.com; mike@lynrocklake.com; and
ops@lynrocklake.com

With a copy (which shall not constitute notice) to:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park, Floor 45
New York, New York 10036
Attention: Stephen Kuhn; Timothy Clark
Email: skhuhn@akingump.com; tclark@akingump.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:
LivePerson, Inc.
530 7th Avenue, Floor M1
New York, New York 10018
Attention: John Collins; Monica Greenberg
Email: jcollins@liveperson.com; mgreenberg@liveperson.com

5.6    Registration Rights. Upon the written request of the beneficial owners of the holders of Warrants representing, on exercise, a majority of the Shares (including for these purpose, the holders of Shares issued upon the exercise of the Warrant) (the “Majority Beneficial Owners”), the Company shall, within thirty (30) days thereafter, enter into a registration rights agreement with the Majority Beneficial Owners, which shall contain customary terms and provide that:

(a)    the Majority Beneficial Owners shall have customary demand, shelf and piggyback registration rights and obligations, including rights with respect to shelf registration on Form S-1 (or any similar or successor form) if the Company is not eligible to use Form S-3 (or any similar or successor form) at such time, with respect to the Shares issuable upon exercise of this Warrant; and

(b)    such registration rights shall include customary indemnities and the right to receive customary cooperation from the Company and its directors and officers in connection with any dispositions (which may take the form of underwritten offerings, block trades, derivative transactions and other lawful means of disposition) pursuant to the applicable registration statement(s) (including entering into customary agreements with underwriters and other counterparties and providing such underwriters and other counterparties with customary indemnities, opinions, certificates and due diligence cooperation).

5.7    Successors. All the covenants and provisions hereof by or for the benefit of
Holder shall bind and inure to the benefit of its successors and assigns hereunder.

5.8    Waiver. This Warrant and any term hereof may be amended, modified, changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such amendment, modification, change, waiver, discharge or termination is sought.

5.9    Attorney’s Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.10    Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

5.11    Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.

5.12    Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

5.13    Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by the Company of any of its obligations under this Warrant would give rise to irreparable harm to the Holder for which monetary damages would not be an adequate remedy and hereby agree that in the event of a breach or a threatened breach by the Company of any such obligations, the Holder shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Common Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.
“COMPANY”

LIVEPERSON, INC.

By:
Name:
Title:

“HOLDER”

LYNROCK LAKE MASTER FUND LP

By: Lynrock Lake Partners LLC, its general partner

By:
Name:
Title:

APPENDIX 1

NOTICE OF EXERCISE

1. The undersigned Holder hereby exercises its right to purchase ___________ shares of the Common Stock of LIVEPERSON, INC. (the “Company”) in accordance with the attached Warrant To Purchase Common Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[ ] check in the amount of $________ payable to the order of the Company enclosed herewith

[ ] Wire transfer of immediately available funds to the Company’s account

[ ] Cashless Exercise pursuant to Section 1.2 of the Warrant

[ ] Other [Describe] __________________________________________

2.     Please issue a certificate or certificates representing the Shares in the name specified below:
___________________________________________
Holder’s Name

___________________________________________

___________________________________________
(Address)

___________________________________________
(Federal Tax ID or Social Security No.)

3. Delivery Method:

[ ] Certified mail to the above address

[ ] Electronically (provide DWAC Instructions): ________________

[ ] Other [Describe] _______________________________________

4. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Common Stock as of the date hereof.
[Signature page follows]

HOLDER

By:
Name:
Title:

Date:

[Signature page follows]

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.

WARRANT

Company: LIVEPERSON, INC., a Delaware corporation
Notional Number of Shares of Common Stock: [_____]
Warrant Price: $0.75 per Share
Warrant Certificate No.: [_____]
Issue Date: [_____], 20[_]
Expiration Date: [_____], 20[_]

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, Lynrock Lake Master Fund LP, a Cayman Islands exempted limited partnership (together with any successor or permitted assignee or transferee of this Warrant, “Holder”) is entitled to receive, upon the whole or partial exercise hereof, a cash payment equal to the excess, if any, of the Fair Market Value (as hereinafter defined) of one share of common stock of the above named company (the “Company” and such common stock, the “Common Stock”) over the above-stated Warrant Price in respect of each share to which this Warrant notionally applies (the “Shares”), all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.
SECTION 1. EXERCISE.

1.1    Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company, in any of the manners permitted by Section 5.5, the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1, whereupon, on and subject to the terms and conditions set forth herein, Holder shall be entitled to receive in respect of each Share notionally subject to such exercise, the excess of the Fair Market Value of one Share, as of the exercise date, over the then current Warrant Price (the “Cash Settlement Amount”). Notwithstanding any contrary provision herein, in no event shall Holder be required to surrender or deliver an ink-signed paper copy of this Warrant or the Notice of Exercise in connection with its exercise hereof or of any rights hereunder, nor shall Holder be required to surrender or deliver a paper or other physical copy of this Warrant or a paper or other physical copy of the Notice of Exercise in connection with any exercise hereof (in each case, delivery by electronic mail being sufficient).

1.2    [intentionally omitted].

1.3    Fair Market Value. “Fair Market Value” shall mean: (a) with respect to the Common Stock or any other security that is then listed on a national stock exchange, the closing price or last sale price of such security reported for the Business Day immediately prior to the applicable date of determination; (b) with respect to the Common Stock or any other security that is not listed on a national stock exchange but is then quoted on the National Association of Securities Dealers, Inc. OTC Bulletin Board or such similar exchange or association, the closing price or last sale price of a share or unit of such security thereon reported for the Business Day immediately prior to the applicable date of determination; or (c) if neither of the foregoing applies, as jointly determined by the board of directors of the Company and Holder; provided, that if the parties are unable to reach agreement within a reasonable period of time, then such fair market value determination shall be determined by a nationally recognized investment banking, accounting or valuation firm that is not affiliated with the Company or Holder, in which case, the determination of such firm shall be final and conclusive (and the fees and expenses of such valuation firm shall be borne by the Company).

1.4    Settlement; Delivery of New Warrant.

(a)    Within three (3 Business Days after Holder exercises this Warrant in the manner set forth in Section 1.1 above, the Company shall pay the aggregate Cash Settlement Amount to, or at the direction of, Holder.

(b)    Notwithstanding the foregoing, if payment of all or any portion of the
Cash Settlement Amount in accordance with the foregoing clause (a) would result in the Company having less than $100.0 million in Available Cash (as hereinafter defined) immediately after making such payment, the Company shall have the right to defer the payment of the portion of the Cash Settlement Amount that would cause the Company to have less than $100.0 million in Available Cash. Any such deferred payments shall accrue interest continuously at an annualized rate equal to 6.0%, compounded monthly (such deferred payments and the unpaid interest accrued thereon, the “Deferred Payment Obligations”). The Company shall be obligated to make payments in respect of any outstanding Deferred Payment Obligations monthly to the extent that doing so would not result in the Company having less than $100.0 million in Available Cash after giving effect to such monthly payment. “Available Cash” as used herein shall mean the aggregate amount of unrestricted cash and Cash Equivalents (as defined in that certain Indenture, dated June 3, 2024, by and between the Company, the subsidiary guarantors party thereto from time to time and U.S. Bank Trust Company, National Association, as Trustee and Collateral Agent, governing those certain First Lien Convertible Senior Notes due 2029 (the “Indenture”)) included on the consolidated balance sheet of the Company and its Subsidiaries (as defined in the Indenture) as of such time. For the avoidance of doubt, the Company’s obligations to make payments pursuant to this Section 1.4(b) shall survive the expiration and termination of this Warrant until fully performed.

(c)    If this Warrant has not been fully exercised and has not expired, the
Company shall deliver to Holder a new warrant of like tenor representing the remaining Shares notionally underlying this Warrant.

1.5    Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.6    Treatment of Warrant Upon Acquisition of Company.

(a)    Acquisition. For the purpose of this Warrant, “Acquisition” means any transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company; (ii) any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization or recapitalization, in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation, reorganization, or recapitalization, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation, reorganization, or recapitalization; (iii) any, direct or indirect, purchase offer, tender offer or exchange offer is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding shares of Common Stock; or (iv) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another person or group of related persons (as defined in Rule 13d-5(b)(1) promulgated under the Exchange Act) whereby such other person or group acquires 50% or more of the Company’s then-outstanding total voting power.

(b)    Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), and the Fair Market Value of one Share would be greater than the Warrant Price in effect on such date immediately prior to such Cash/Public Acquisition, and Holder has not exercised this Warrant pursuant to Section 1.1 above as to all Shares, then this Warrant shall automatically be deemed to be exercised pursuant to Section 1.1 above as to all notional underlying Shares effective immediately prior to and contingent upon the consummation of a Cash/Public Acquisition. In connection with such automatic exercise, Holder shall be deemed to have restated each of the representations and warranties in Section 4 of the Warrant as of the date thereof and the Company shall promptly notify the Holder the Cash Settlement Amount to be paid in respect of such Shares. Regardless of whether the Fair Market Value of one Share exceeds the Warrant Price then in effect, immediately prior to and contingent upon the consummation of a Cash/Public Acquisition, the Company shall pay or cause to be paid to Holder all of the outstanding Deferred Payment Obligations. In the event of a Cash/Public Acquisition where the Fair Market Value of one Share would be less than the Warrant Price in effect immediately prior to such Cash/Public Acquisition, then, contingent upon the consummation of such Cash/Public Acquisition, this Warrant will expire immediately prior to the consummation of such Cash/Public Acquisition. The Company shall not effect any Cash/Public Acquisition unless the material definitive agreement governing such transaction shall provide for payment of the Cash Settlement Amount for all of the Shares as set forth in this Section 1.6(b) and the payment of any and all outstanding Deferred Payment Obligations in full.

(c)    Upon the closing of any Acquisition other than a Cash/Public Acquisition,

the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and the Cash Settlement Amount for this Warrant shall thereafter be calculated based on the same securities and/or other property as would have been paid for the Shares originally notionally underlying the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant, and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to ensure that the provisions of this Warrant shall thereafter be applicable, as nearly as possible, to any securities and/or other property thereafter notionally underlying this Warrant. The provisions of this Section 1.6(c) shall similarly apply to successive Acquisitions. The Company shall not effect any such Acquisition unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such Acquisition shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder the Cash Settlement Amount that, in accordance with the foregoing provisions, Holder shall be entitled to receive upon exercise of this Warrant, and of any Deferred Payment Obligations. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 1.6(c), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights set forth in Section 1 instead of giving effect to the provisions contained in this Section 1.6(c) with respect to this Warrant.

(d)    Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company, a Cash/Public Acquisition, or any other transaction, such exercise may at the election of the Holder be conditioned upon the consummation of such offering or transaction, as applicable, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

(e)    As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer to be received by holders of Common Stock in connection with the Acquisition is then traded on the Nasdaq Stock Market LLC or on another United States national or regional securities exchange, and (iii) following the closing of such Acquisition, former holders of Common Stock would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received thereby in such Acquisition, except to the extent that any such restriction arises solely under federal or state securities laws, rules or regulations.
1.7    [intentionally omitted].

SECTION 2.    ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

2.1    Adjustments to Warrant Price. The Warrant Price shall be subject to adjustment (without duplication) upon the occurrence of any of the following events:

(a)    The issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision, combination or reclassification of the outstanding shares of Common Stock into a greater or smaller number of shares, in which event the Warrant Price shall be adjusted based on the following formula:
N0
W1 = W0 x --------
N1

where:

W1 =    the Warrant Price in effect immediately after the Open of Business on (i)
the Ex-Date in the case of a dividend or distribution or (ii) the effective date in the case of a subdivision, combination or reclassification;

W0 =    the Warrant Price in effect immediately prior to the Open of Business on
(i) the Ex-Date in the case of a dividend or distribution or (ii) the effective date in the case of a subdivision, combination or reclassification;

N0 =    the number of shares of Common Stock outstanding immediately prior to the Open of Business on (i) the Ex-Date in the case of a dividend or distribution or (ii) the effective date in the case of a subdivision, combination or reclassification; and

N1 =    the number of shares of Common Stock equal to (i) in the case of a dividend or distribution, the sum of the number of shares outstanding immediately prior to the Open of Business on the Ex-Date for such dividend or distribution plus the total number of shares issued pursuant to such dividend or distribution or (ii) in the case of a subdivision, combination or reclassification, the number of shares outstanding immediately after such subdivision, combination or reclassification.

Such adjustment shall become effective immediately after the Open of Business on (i) the
Ex-Date in the case of a dividend or distribution or (ii) the effective date in the case of a subdivision, combination or reclassification. If any dividend or distribution or subdivision, combination or reclassification of the type described in this Section 2.1(a) is declared or announced but not so paid or made, the Warrant Price shall again be adjusted to the Warrant Price that would then be in effect if such dividend or distribution or subdivision, combination or reclassification had not been declared or announced, as the case may be.

(b)    The issuance to all holders of Common Stock of shares of Common Stock
(or Derivative Securities) at an Effective Consideration per share that is below the Fair Market Value of a share of Common Stock on the Trading Day immediately preceding the date of the announcement of such issuance, in which event the Warrant Price will be adjusted based on the following formula:

N0 + C/M
W1 = W0 x -------------
N0 + NA

where:

W1 =    the Warrant Price in effect immediately after the Open of Business on the
Ex-Date for such issuance;

W0 =    the Warrant Price in effect immediately prior to the Open of Business on the Ex-Date for such issuance;

N0 =    the number of shares of Common Stock outstanding immediately prior to the Open of Business on the Ex-Date for such issuance;

NA =    the number of shares of Common Stock issued and, if applicable, issuable upon exercise, conversion or exchange of any Derivative Securities assuming full physical settlement;

C =    the total consideration receivable by the Company on issuance and, if applicable, the exercise, conversion or exchange of any Derivative
Securities assuming full physical settlement; and

M =    the Closing Sale Price of a share of Common Stock on the Trading Day immediately preceding the date of the announcement of such issuance.

Such adjustment shall become effective immediately after the Open of Business on the
Ex-Date for such issuance. In the event that an issuance of such Common Stock or
Derivative Securities is announced but such Common Stock or Derivative Securities are not so issued, the Warrant Price shall again be adjusted to be the Warrant Price that would then be in effect if the Ex-Date for such issuance had not occurred. If the application of this Section 2.1(b) to any issuance would result in an increase in the
Warrant Price, no adjustment shall be made for such issuance under this Section 2.1(b).

(c)    The issuance of shares of Common Stock (or Derivative Securities) at an
Effective Consideration that is less than the Warrant Price in effect immediately prior to the Open of Business on the date of such issuance, in which event the Warrant Price will be adjusted based on the following formula:

N0 + C/W0
W1 = W0 x -------------
N0 + NA

where:

W1 =    the Warrant Price in effect immediately after the Open of Business on the date of such issuance;

W0 =    the Warrant Price in effect immediately prior to the Open of Business on the date of such issuance;

N0 =    the number of shares of Common Stock outstanding immediately prior to the Open of Business on the date of such issuance;

NA =    the number of shares of Common Stock issued and, if applicable, issuable upon exercise, conversion or exchange of any Derivative Securities assuming full physical settlement; and

C =    the total consideration receivable by the Company on issuance and, if applicable, the exercise, conversion or exchange of any Derivative
Securities assuming full physical settlement.

Such adjustment shall become effective immediately after the Open of Business on the date of such issuance. In the event that an issuance of such Common Stock or Derivative
Securities is announced but such Common Stock or Derivative Securities are not so issued, the Warrant Price shall again be adjusted to be the Warrant Price that would then be in effect if the issuance had not occurred. If the application of this Section 2.1(c) to any issuance would result in an increase in the Warrant Price, no adjustment shall be made for such issuance under this Section 2.1(c).

(d)    The issuance as a dividend or distribution to all holders of Common Stock of shares of capital stock, evidences of indebtedness, shares of capital stock (other than Common Stock) or other securities, cash or other property (excluding any dividend or distribution covered by Section 2.1(a) or Section 2.1(b)), in which event the Warrant Price will be adjusted based on the following formula:

M - FMV
W1 = W0 x ---------------
M

where:

W1 =    the Warrant Price in effect immediately after the Open of Business on the
Ex-Date for such dividend or distribution;

W0 =    the Warrant Price in effect immediately prior to the Open of Business on the Ex-Date for such dividend or distribution;

M =    the Fair Market Value of a share of Common Stock on the Trading Day immediately preceding the Ex-Date for such dividend or distribution; and

FMV =    the Fair Market Value of the portion of such dividend or distribution applicable to one share of Common Stock on the Trading Day immediately preceding the Ex-Date for such dividend or distribution.

Such decrease shall become effective immediately after the Open of Business on the Ex-
Date for such dividend or distribution. In the event that such dividend or distribution is declared or announced but not so paid or made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such distribution had not been declared or announced.

However, if the transaction that gives rise to an adjustment pursuant to this Section 2.1(d)
is one pursuant to which the payment of a dividend or other distribution on Common
Stock consists of shares of capital stock of, or similar equity interests in, a subsidiary of the Company or other business unit of the Company (i.e., a spin-off) that are, or, when issued, will be, traded or quoted on The Nasdaq Stock Market LLC or any other national or regional securities exchange or market, then the Warrant Price will instead be adjusted based on the following formula:

M0
W1 = W0 x --------------
M0 + FMV0

where:

W1 =    the Warrant Price in effect immediately after the Open of Business on the
Ex-Date for such dividend or distribution;

W0 =    the Warrant Price in effect immediately prior to the Open of Business on the Ex-Date for such dividend or distribution;

FMV0 =    the average of the Fair Market Values of the capital stock or similar equity interests distributed to holders of Common Stock applicable to one share of Common Stock over the 10 consecutive Trading Days commencing on, and including, the third Trading Day following the effective date of such spin-off (the “Valuation Period”); and

M0 =    the average of the Fair Market Values of the Common Stock over the
Valuation Period for such dividend or distribution.

Such decrease shall be made immediately after the Close of Business on the last Trading
Day of the Valuation Period for such dividend or distribution, but shall be given effect immediately after the Open of Business on the Ex-Date for such dividend or distribution;
provided that in respect of any exercise during the Valuation Period, references to 10 consecutive Trading Days in the definition of Valuation Period shall be deemed replaced with such lesser number of Trading Days as have elapsed commencing on, and including, the third Trading Day following the effective date of such spin-off and the exercise date in determining the applicable Warrant Price. In the event that such dividend or distribution is declared or announced but not so paid or made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such distribution had not been declared or announced.

(e)    The payment in respect of any tender offer or exchange offer by the
Company for Common Stock, where the cash and fair value of any other consideration included in the payment per share of the Common Stock exceeds the Fair Market Value of a share of Common Stock on the Trading Day immediately following the expiration date of the tender or exchange offer (the “Offer Expiration Date”), in which event the Warrant Price will be adjusted based on the following formula:

N0 x P
W1 = W0 x ---------------
A + (P x N1)

where:

W1 =    the Warrant Price in effect immediately after the Close of Business on the
Offer Expiration Date;

W0 =    the Warrant Price in effect immediately prior to the Close of Business on the Offer Expiration Date;

N0 =    the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer (prior to giving effect to the purchase or exchange of shares);

N1 =    the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer (after giving effect to the purchase or exchange of shares);

A =    the aggregate cash and fair value of any other consideration payable for shares of Common Stock purchased in such tender offer or exchange offer; and

P =    the Fair Market Value of a share of Common Stock on the Trading Day immediately following the Offer Expiration Date.

An adjustment, if any, to the Warrant Price pursuant to this clause (e) shall become effective immediately after the Close of Business on the Offer Expiration Date. In the
event that the Company or a subsidiary of the Company is obligated to purchase shares of
Common Stock pursuant to any such tender offer or exchange offer, but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such tender offer or exchange offer had not been made. If the application of this Section 2.1(e) to any tender offer or exchange offer would result in an increase in the Warrant Price, no adjustment shall be made for such tender offer or exchange offer under this Section 2.1(e).

(f)    If any single action would require adjustment of the Warrant Price pursuant to more than one subsection of this Section 2.1, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest, relative to the rights and interests of the registered holders of the Warrants then outstanding, absolute value.

(g)    The Company may from time to time, to the extent permitted by law and subject to applicable rules of the principal U.S. national securities exchange on which the Common Stock is then listed, decrease the Warrant Price and/or increase the number of Shares notionally underlying this Warrant by any amount for any period of at least 20 days. In that case, the Company shall give Holder at least 15 days’ prior notice of such increase or decrease, and such notice shall state the decreased Warrant Price and/or increased number of shares for which the Warrant may be exercised and the period during which the decrease and/or increase will be in effect. The Company may make such decreases in the Warrant Price and/or increases in the number of Shares for which the Warrant may be exercised, in addition to those set forth in this Section 2.1, as the Company’s Board of Directors deems advisable, including to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

(h)    [intentionally omitted].

(i)    Effect of Certain Events on Adjustment to the Warrant Price. For purposes of determining the adjusted Warrant Price under Section 2.1, the following shall be applicable:
(1)    Issuance of Options. If the Company shall, at any time or
from time to time after the Issue Date, in any manner, grant or sell (whether directly or by assumption in a merger or otherwise) any Derivative Securities, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price under Section 2.1), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 2.1) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of all such Options, plus (y) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z) in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of all such Convertible Securities and the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options. Except as otherwise provided in Section 2.1(i)(3), no further adjustment of the Warrant Price shall be made upon the actual issuance of Common Stock or of Convertible Securities upon exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities issuable upon exercise of such Options.

(2)    Issuance of Convertible Securities. If the Company shall, at any time or from time to time after the Issue Date, in any manner, grant or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding for purposes of adjusting the number of notional Shares pursuant to Section 2.1), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 2.1) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Convertible Securities, plus (y) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Section 2.1(i)(3), no further adjustment of the Warrant Price shall be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities or by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the number of notional Shares have been made pursuant to the other provisions of this Section 2.1(i).

(3)    Change in Terms of Derivative Securities. Upon any
change in any of (A) the total amount received or receivable by the Company as consideration for the granting or sale of any Derivative Securities referred to in Section 2.1(i)(1) or Section 2.1(i)(2) hereof, (B) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of any Options or upon the issuance, conversion or exchange of any Convertible Securities referred to in Section 2.1(i)(1) or Section 2.1(i)(2) hereof, (C) the rate at which Convertible Securities referred to in Section 2.1(i)(1) or Section 2.1(i)(2) hereof are convertible into or exchangeable for Common Stock, or (D) the maximum number of shares of Common Stock issuable in connection with any Options referred to in Section 2.1(i)(1) hereof or any Convertible Securities referred to in Section 2.1(i)(2) hereof, then (whether or not the original issuance or sale of such Derivative Securities resulted in an adjustment to the Warrant Price pursuant to this Section 2.1) the Warrant Price at the time of such change shall be adjusted or readjusted, as applicable, to the Warrant Price which would have been in effect at such time pursuant to the provisions of this Section 2.1 had such Derivative Securities still outstanding provided for such changed consideration, conversion rate, or maximum number of shares, as the case may be, at the time initially granted, issued, or sold, but only if as a result of such adjustment or readjustment, the Warrant Price is decreased.

(4)    Treatment of Expired or Terminated Derivative Securities.
Upon the expiration or termination of any unexercised Option (or portion thereof) or any unconverted or unexchanged Convertible Security (or portion thereof) for which any adjustment (either upon its original issuance or upon a revision of its terms) was made pursuant to this Section 2.1 (including without limitation upon the redemption or purchase for consideration of all or any portion of such Option or Convertible Security by the Company), the Warrant Price shall forthwith be changed pursuant to the provisions of this Section 2.1 to the Warrant Price which would have been in effect at the time of such expiration or termination had such unexercised Option (or portion thereof) or unconverted or unexchanged Convertible Security (or portion thereof), to the extent outstanding immediately prior to such expiration or termination, never been issued.

(5)    Calculation of Consideration Received. If the Company
shall, at any time or from time to time after the Issue Date, issue or sell, or is deemed to have issued or sold in accordance with Section 2.1(i), any shares of Common Stock, Options, or Convertible Securities: (A) for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor; (B) for consideration other than cash, the amount of the consideration other than cash received by the Company shall be the Fair Market Value of such consideration; (C) for no specifically allocated consideration in connection with an issuance or sale of other securities of the Company, together comprising one integrated transaction, the amount of the consideration therefor shall be deemed to have been issued without consideration; or (D) to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options, or Convertible Securities, as the case may be, issued to such owners. The Board of Directors of the Company shall determine the net amount of any cash consideration in its reasonable good faith judgment and the Fair Market Value of any consideration other than cash shall be determined in accordance with the definition thereof.

(6)    Treasury Shares. The number of shares of Common Stock
outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Company and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Section 2.1.

(7)    Other Dividends and Distributions. Subject to the

provisions of this Section 2.1(i), if the Company shall, at any time or from time to time after the Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Options, or Convertible Securities in respect of outstanding shares of Common Stock), cash, or other property, then, and in each such event, provision shall be made so that the Holder shall receive upon exercise or conversion of this Warrant, in addition to the amount of cash receivable thereupon, the equivalent cash value of the kind and amount of securities of the Company, cash, or other property which the Holder would have been entitled to receive had the Warrant been notionally exercised or notionally converted in full into Shares on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the exercise date, retained such notional securities, cash, or other property receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 2.1 with respect to the rights of the Holder.

(8)    Existing Derivative Securities. For the avoidance of doubt, any changes to the terms of any Derivative Securities outstanding on or prior to the date hereof shall also be subject to the foregoing clause (3) as if such prior-existing Derivative Securities were issued immediately after this Warrant (i.e., resulting in appropriate adjustments, as applicable, to the Warrant Price in accordance with this Section 2.1). Without limiting the foregoing, it is acknowledged and agreed that for purposes of calculating the initial number of Shares notionally underlying this Warrant, the Company and Holder agreed to only take into account out-of-the-money stock options to purchase one million shares of Common Stock (the remaining, disregarded out-of-the-money stock options outstanding on the Issue Date, the “Disregarded Options”). For the avoidance of doubt, upon any amendments to the terms of the Disregarded Options that would result in either (x) the strike price thereof with respect to one share of Common Stock being less than the then current Fair Market Value of one share of Common Stock or (y) the strike price thereof with respect to one share of Common Stock being less than the Warrant Price, (I) the Warrant Price at the time of such change shall be adjusted to the Warrant Price which would have been in effect at such time pursuant to the provisions of this Section 2.1 as if such Disregarded Options had been issued at a zero strike immediately after this Warrant (i.e., resulting in appropriate adjustments, as applicable, to the Warrant Price in accordance with this Section 2.1) and (II) the Warrant Price shall be further readjusted to give incremental effect to the changes called for by this Section 2.1 on account of the actual amendment itself (together with any other amendments to the terms of such options from and after the Issue Date) (i.e., at that time, Holder shall benefit from the incremental adjustments attributable to all of the amendments to the terms of all of the options outstanding on the Issue Date, including the Disregarded Options), and any amendments thereafter will continue to be subject to the terms of this Section 2.1, including clause (3) and this clause (8).

2.2    Adjustments to Number of Warrants. Concurrently with any adjustment to the Warrant Price under Section 2.1, the number of notional Shares will be adjusted to be equal to the number of notional Shares immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the Warrant Price in effect immediately prior to such adjustment and (ii) the denominator of which is the Warrant Price in effect immediately following such adjustment.

2.3    Reclassification, Exchange, Combinations or Substitution. Upon any
event whereby all of the outstanding shares of the Common Stock are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, the Cash Settlement Amount will be calculated based on the number, class and series of Company securities that would have been issued in respect of the Shares as a result of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.3 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

2.4    Purchase Rights. In addition to any adjustments pursuant to Section 2.1 above, if at any time the Company grants, issues, or sells any shares of Common Stock, Options, Convertible Securities, or rights to purchase stock, warrants, securities, or other property, in each case, pro rata to the record holders of Common Stock (the “Purchase Rights”), then the Holder shall be entitled to receive upon the exercise of this Warrant, in addition to the Cash Settlement Amount, upon the terms otherwise applicable to such Purchase Rights, the equivalent cash value of the kind and amount of securities of the Company, cash, or other property which the Holder would have been entitled to receive had it been issued the Purchase Rights in respect of each of the notional Shares underlying the unexercised portion of the Warrant immediately before the date on which a record is taken for the grant, issuance, or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue, or sale of such Purchase Rights.

2.5    Successor upon Consolidation, Merger and Sale of Assets.
(a)    The Company may not consolidate or merge with, or sell, lease, convey or otherwise transfer in one transaction or a series of related transactions all or substantially all of the consolidated assets of the Company and its subsidiaries to, any other Person (a “Fundamental Change”) unless the Company is the surviving corporation or the Company requires, as a necessary condition to the consummation of such transaction, that:

(1)    the successor to the Company assumes all of the Company’s obligations under this Warrant; and

(2)    the successor to the Company provides written notice of such assumption to Holder.

(b)    In case of any such Fundamental Change, such successor entity shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company.

2.6    [intentionally omitted].

2.7    Notice/Certificate as to Adjustments. Upon the happening of any event requiring an adjustment of the Warrant Price, Common Stock and/or number of Shares underlying this Warrant, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, class and number of Shares in effect upon the date of such adjustment.

2.8    No Impairment. The Company shall not, directly or indirectly, by amendment of its Certificate of Incorporation or other governing or organizational documents, or through reorganization, consolidation, merger, dissolution, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment.

2.9    Notwithstanding any other provision hereof, the Warrant Price shall not be less than zero as a result of any adjustment hereunder, action, event or otherwise.

2.10    Certain Definitions. For purposes of this Section 2, the following terms shall have their respective meanings set forth below:

“Business Day” means any day other than a Saturday, a Sunday or a day on which the
Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Close of Business” means 5:00 p.m., New York City time.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable or exercisable for shares of Common Stock (excluding Options).

“Derivative Securities” means any Options or Convertible Securities.

“Effective Consideration” means the amount paid or payable to acquire shares of
Common Stock (or in the case of Convertible Securities, the amount paid or payable to acquire the Convertible Security, if any, plus the exercise price for the underlying
Common Stock).

“Ex-Date” (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Fair Market Value of such Common Stock was obtained without the right to receive such issuance or distribution, and (ii) when used with respect to any subdivision, split, combination or reclassification of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision, split, combination or reclassification becomes effective.

“Open of Business” means 9:00 a.m., New York City time.

"Options” means any warrants or other rights or options to subscribe for or purchase
Common Stock.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Company’s Board of
Directors or by statute, contract or otherwise).

“Trading Day” is any day during which trading in securities generally occurs on The
Nasdaq Stock Market LLC or, if the Common Stock is not listed on The Nasdaq Stock
Market LLC, on the principal United States national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a United
States national or regional securities exchange, on the principal other market (including any over-the-counter market or quotation system) on which the Common Stock is then traded or, if none of the foregoing apply, on any day that is not a Saturday, Sunday or other day that financial institutions are required to be closed in New York, New York.

SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1    Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:
(a)    [intentionally omitted].

(b)    This Warrant is (and any warrant issued in substitution hereof will be), upon issuance, duly authorized, validly issued, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

(c)    The Company’s capitalization table delivered to Holder as of the Issue
Date is true and complete as of the Issue Date.

(d)    The par value of one share of Common Stock as of the Issue Date is
$0.001 per share.

3.2    Notice of Certain Events. In the event:

(a)    that the Company shall take a record of the holders of its Common Stock
(or other capital stock or securities or securities at the time issuable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution (whether in cash, property, stock, or other securities and whether or not a regular cash dividend), to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities or to receive any other security;
(b)    of any capital reorganization of the Company, any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Common Stock, any consolidation or merger of the Company with or into another Person, or a sale of all or substantially all of the Company’s assets to another Person or any anticipated change in the Company’s listing status, whether voluntary or involuntary; or

(c)    of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in connection with each such event, the Company shall give Holder:
(1)    in the case of the matters referred to in (a) above, at least ten (10) Business Days’ prior written notice of the earlier to occur of the effective date thereof or the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Common Stock will be entitled thereto) or for determining rights to vote, if any; and

(2)    in the case of the matters referred to in (b) or (c) above at least ten (10) Business Days’ prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Common Stock will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event and such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such event giving rise to the notice).

The Company will also provide information reasonably requested by Holder from time to time, within a reasonable time following each such request, that is reasonably necessary to enable Holder to comply with Holder’s accounting and reporting requirements.

SECTION 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

4.1    Purchase for Own Account. This Warrant is being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant.

4.2    Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3    Investment Experience. Holder understands that the purchase of this
Warrant involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4    Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5    The Act. Holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

4.6    No Voting Rights; No Ownership of Shares. Holder, as a Holder of this
Warrant, will not have any voting rights, before or after exercise of this Warrant, in respect of the Shares notionally underlying this Warrant. Holder, as a Holder of this Warrant, will not have any ownership interest whatsoever, before or after exercise of this Warrant, in respect of the Shares notionally underlying this Warrant.

SECTION 5. MISCELLANEOUS.
5.1    Term and Automatic Cashless Exercise Upon Expiration.

(a)    Term. Subject to the provisions of Section 1.6 above and Section 5.1(b)
below, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Eastern time, on the Expiration Date and shall be void thereafter.

(b)    Automatic Cashless Exercise upon Expiration. In the event that, immediately prior to the expiration of the Warrant, the Fair Market Value of one Share (or other security issuable upon the exercise hereof) is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.1 above as to all notional Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, in accordance with Section 1.4, pay the aggregate Cash Settlement Amount in respect of such automatic exercise to Holder. For the avoidance of doubt, the Company’s obligations to make such payments shall survive the expiration and termination of this Warrant until fully performed.

5.2    [RESERVED].

5.3    Compliance with Securities Laws on Transfer. This Warrant may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to any Affiliate of Holder; provided, that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

5.4    Transfer Procedure. Subject to the provisions of Section 5.3 and upon providing the Company with written notice, Holder may transfer all or part of this Warrant to any Affiliate or other transferee; provided, however, in connection with any such transfer, Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable) and the transferee shall agree to be bound by all of the terms and conditions of this Warrant as a precondition to any such transfer.

For purposes of this Warrant, “Affiliate” shall mean, with respect to any individual, trust, estate, corporation, partnership, limited liability company or any other incorporated or unincorporated entity (“Person”), any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person, or any general partner, managing member, officer, director, trustee, limited partner, member or stockholder of such first Person, or any venture capital fund or other investment fund now or hereafter existing that is controlled by one (1) or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such first Person. As used in this definition, “control” (including, with correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract, or otherwise).

5.5    Notices. All notices and other communications hereunder from the
Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient (or in the case of electronic mail, in the absence of any “bounce-back,” “delivery failed” or similar automated feedback indicating rejection of the electronic mail or failure of delivery), or (iv) on the first (1st) Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5; provided, however, that all notices to Holder must also be delivered via electronic mail in order to be effective (and shall only be effective in the absence of any of any “bounce-back,” “delivery failed” or similar automated feedback indicating rejection of the electronic mail or failure of delivery). All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

Lynrock Lake Master Fund LP
Attn: Cynthia Paul; Michael Manley; Operations
Email: cp@lynrocklake.com; mike@lynrocklake.com; and
ops@lynrocklake.com

With a copy (which shall not constitute notice) to:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park, Floor 45
New York, New York 10036
Attention: Stephen Kuhn; Timothy Clark
Email: skhuhn@akingump.com; tclark@akingump.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:
LivePerson, Inc.
530 7th Avenue, Floor M1
New York, New York 10018
Attention: John Collins; Monica Greenberg
Email: jcollins@liveperson.com; mgreenberg@liveperson.com

5.6    [intentionally omitted].

5.7    Successors. All the covenants and provisions hereof by or for the benefit of Holder shall bind and inure to the benefit of its successors and assigns hereunder.

5.8    Waiver. This Warrant and any term hereof may be amended, modified, changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such amendment, modification, change, waiver, discharge or termination is sought.

5.9    Attorney’s Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.10    Counterparts; Facsimile/Electronic Signatures. This Warrant may be
executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

5.11    Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.

5.12    Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

5.13    Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by the Company of any of its obligations under this Warrant would give rise to irreparable harm to the Holder for which monetary damages would not be an adequate remedy and hereby agree that in the event of a breach or a threatened breach by the Company of any such obligations, the Holder shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

LIVEPERSON, INC.

By: ___________________________
Name:
Title:

“HOLDER”

LYNROCK LAKE MASTER FUND LP

By: Lynrock Lake Partners LLC, its general partner

By: ___________________________
Name:
Title:

APPENDIX 1
NOTICE OF EXERCISE

1. The undersigned Holder hereby exercises its right to receive the Cash Settlement Amount in respect of ___________ notional shares of the Common Stock of LIVEPERSON, INC. (the “Company”) in accordance with the attached Warrant

2. Please make payments in accordance with the following wire instructions:

3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant as of the date hereof.

[Signature page follows]

HOLDER

By:
Name:
Title:

Date: